UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500
Houston,	Texas	77024
(Address of principal executive offices)		(Zip Code)

(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange of which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2026 Annual Meeting of Stockholders on April 30, 2026. The following proposals were submitted to the holders of the Company’s common stock for a vote:

1.	The election of ten nominees to the Board of Directors;

2.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	The advisory vote to approve the Company’s executive compensation;

4.	The advisory vote on the frequency of holding future advisory votes on the Company’s executive compensation; and

5.	The approval of the Par Pacific Holdings, Inc. 2026 Long-Term Incentive Plan.

The results of such votes were as follows:

1.         The following votes were cast in the election of the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld	Number of Broker Non-Votes
Robert Silberman	37,478,177	916,566	4,324,681
Curtis Anastasio	37,962,843	431,900	4,324,681
Timothy Clossey	38,006,739	388,004	4,324,681
Philip Davidson	36,168,101	2,226,642	4,324,681
Katherine Hatcher	37,622,552	772,191	4,324,681
Patricia Martinez	35,568,926	2,825,817	4,324,681
William Monteleone	38,065,676	329,067	4,324,681
William Pate	38,003,376	391,367	4,324,681
Eric Yeaman	38,170,756	223,987	4,324,681
Aaron Zell	38,129,476	265,267	4,324,681

2.         The following votes were cast in the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
42,402,858	174,185	142,373	4,324,681

3.         The following votes were cast on the advisory vote to approve the Company’s executive compensation:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
37,805,222	432,542	156,975	4,324,681

4.           The following votes were cast on the advisory vote on the frequency of holding future advisory votes on the Company’s executive compensation:

Number of Votes for 1 Year	Number of Votes for 2 Years	Number of Votes for 3 Years	Number of Votes Abstaining	Number of Broker Non-Votes
36,226,460	258,895	1,775,411	133,975	4,324,681

5.           The following votes were cast on the approval of the Par Pacific Holdings, Inc. 2026 Long-Term Incentive Plan:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
27,029,363	11,233,402	131,970	4,324,681

In accordance with the voting results listed above, the Company has determined that it will conduct an advisory vote on executive compensation every year until the next vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated: May 4, 2026	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis Senior Vice President, General Counsel, and Secretary